UNAUDITED PRO FORMA
                 CONDENSED COMBINED CONSOLIDATED FINANCIAL DATA
           OF RIVER CAPITAL GROUP, INC., (A DEVELOPMENT STAGE COMPANY)
        AND RIVER CAPITAL HOLDINGS LIMITED, (A DEVELOPMENT STAGE COMPANY)


      On December 30, 2005, River Capital Group, Inc., (a development stage company), a Delaware corporation ("River Group") and River Capital Holdings Limited, a development stage company, a Barbados corporation ("River Holdings") reached a share exchange agreement pursuant to which River Holdings transferred 100% of the capital stock of River Holdings in exchange for 19,135,820 shares of common stock, $0.001 par value per share, of River Group ("River Group Common Stock"). Due to the amount of shares issued, upon completion of the Share Exchange, River Holdings and its shareholders had voting control of River Group. The following unaudited pro forma condensed combined consolidated financial statements have been prepared to give effect to the completed acquisition.

      The following unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2005 and the unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2004 and the nine months ended September 30, 2005 are derived from the historical consolidated financial statements of River Capital Group, Inc. as of and for the nine months ended September 30, 2005 and for the year ended December 31, 2004. River Capital Holdings Limited was a dormant company and had no operations, assets, liabilities or stockholder's equity for the periods presented. The assumptions, estimates and adjustments herein have been made solely for purposes of developing these pro forma financial statements.

      The unaudited pro forma condensed combined consolidated balance sheet gives effect to the share exchange as if it had occurred on September 30, 2005 and combines the historical unaudited balance sheet of River Group at September 30, 2005 and the historical unaudited balance sheet of River Holdings at September 30, 2005. The unaudited pro forma condensed combined consolidated statements of operations for the nine months ended September 30, 2005 gives effect to the share exchange as if it had occurred on January 1, 2005. The unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2004 gives effect to the proposed share exchange as if it had occurred on January 1, 2004 and combines the historical results of River Group for the year ended December 31, 2004 and the historical results of River Holdings for the period October 6, 2004 (inception) through December 31, 2004.

      The unaudited pro forma condensed combined consolidated financial statements do not include any adjustments regarding liabilities incurred or cost savings achieved resulting from integration of the two companies, as management is in the process of assessing what, if any, future actions are necessary. However, additional liabilities ultimately may be recorded for other costs associated with removing redundant operations that could affect amounts in these pro forma condensed combined consolidated financial statements, and their effects may be material.

      The unaudited pro forma condensed combined consolidated financial statements should be read in conjunction with the historical audited consolidated financial statements and related notes of River Group, "Management's Discussions and Analysis or Plan of Operation" contained in River Group's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as well as the historical financial statements and related notes of River Holdings for the period October 6, 2004 (inception) through December 31, 2004, which are attached as Exhibit 99.1 to this Current Report on Form 8-K. The unaudited pro forma condensed combined consolidated financial statements are not intended to represent or be indicative of the consolidated results of operations or financial condition of River Group that would have been reported had the share exchange been completed as of the dates presented, and should not be construed as representative of the future consolidated results of operations or financial condition after the share exchange.

                   River Capital Group, Inc. and Subsidiaries
                         (A Development Stage Company)
                 Pro Forma Condensed Consolidated Balance Sheet


                                                                        Historical
                                                         ---------------------------------------
                                                             Registrant
                                                            River Capital       River Capital                        Pro Forma
                                                             Group, Inc.       Holdings Limited                      Combined
                                                         September 30, 2005   September 30, 2005    Pro Forma    September 30, 2005
                                                              Unaudited           Unaudited        Adjustments       Unaudited
                                                         ------------------   ------------------   -----------   -------------------
                         ASSETS
Current assets:
Cash and cash equivalents                                $         156,219    $           -      a    150,000    $          306,219
                                                         ------------------   ------------------                 -------------------
Total current assets                                               156,219                -                                 306,219
                                                         ------------------   ------------------                 -------------------


Total assets                                             $         156,219    $           -                      $          306,219
                                                         ==================   ==================                 ===================


LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
Accounts payable                                         $          20,362    $           -                      $           20,362
Accounts payable related party                                      97,695                -                                  97,695
Convertible notes                                                  184,480                -                                 184,480
                                                         ------------------   ------------------                 -------------------
Total current liabilities                                          302,537                -                                 302,537
                                                         ------------------   ------------------                 -------------------

Commitments and contingencies

Shareholders' equity (deficiency):
 Common stock, $.001 par value, 50,000,000 shares
 authorized: 6,246,455 and 25,382,275 (proforma)
   shares issued and outstanding, respectively                       6,246                       b     19,136                25,382
Additional paid-in capital                                       1,237,436                -      a    150,000             1,368,300
                                                                                                 b    (19,136)
Accumulated deficit                                             (1,390,000)               -                              (1,390,000)
                                                         ------------------   ------------------                 -------------------
Total shareholders' equity (deficiency)                           (146,318)               -                                   3,682
                                                         ------------------   ------------------                 -------------------

Total liabilities and shareholders' equity (deficiency)  $         156,219    $           -                      $          306,219
                                                         ==================   ==================                 ===================


(a)  to account for initial capitalization of River Capital Holdings Limited
(b) to issue 19,135,820 in exchange for 100% of stock of River Capital Holdings Limited

                   River Capital Group, Inc. and Subsidiaries
                         (A Development Stage Company)
            Proforma Condensed Consolidated Statement of Operations
                                  (Unaudited)

                                                                    Target
                                             Historical          River Capital
                                             Registrant        Holdings Limited
                                            River Capital       For the period                           Pro Forma
                                             Group, Inc.        October 9, 2004                          Combined
                                            For the year        (inception) to                         For the year
                                         ended December 31,       December 31,        Pro Forma      ended December 31,
                                                2004                  2004            Adjustments           2004
                                        -------------------    ------------------   --------------   ------------------

  Total revenues                        $                      $            -                        $             -

Operating expenses:
  General and administrative expenses              778,928                  -                                  778,928
                                        -------------------    ------------------                    ------------------
Total operating expenses                           778,928                  -                                  778,928

                                        -------------------    ------------------                    ------------------
Net loss from operations                          (778,928)                 -                                 (778,928)

Other income/(expense):
  Interest (expense) income, net                       -                    -                                      -
  Other income/(expense)                                                                                           -
                                        -------------------    ------------------                    ------------------
                                                       -                    -                                      -

                                        -------------------    ------------------                    ------------------

Net (loss)                              $         (7$8,928)                 -                        $        (778,928)
                                        ===================    ==================                    ==================


Basic and diluted loss per common share $            (0.13)                                          $           (0.03)
                                        ===================                                          ==================

Weighted average number of common
shares outstanding and proforma                  6,060,606                                                  25,196,426
                                        ===================                                          ==================



                   River Capital Group, Inc. and Subsidiaries
                         (A Development Stage Company)
             Proforma Condensed Consolidated Statement of Operations
                                   (Unaudited)

                                            Historical
                                            Registrant          Target
                                          River Capital      River Capital                       Pro Forma
                                           Group, Inc.      Holdings Limited                      Combined
                                          For the nine-      For the nine-                      For the nine-
                                           months ended      months ended                       months ended
                                          September 30,      September 30,       Pro Forma      September 30,
                                               2005              2005          Adjustments          2005
                                         ----------------   --------------    -------------    --------------

  Total revenues                         $           -      $        -                         $         -


Operating expenses:
  General and administrative expenses            291,704             -                               291,704
                                         ----------------   --------------                     --------------
Total operating expenses                         291,704             -                               291,704

                                         ----------------   --------------                     --------------
Net loss from operations                        (291,704)            -                              (291,704)

Other income/(expense):
  Interest (expense) income, net                 (13,093)            -                               (13,093)
  Other income/(expense)                              62             -                                    62
                                         ----------------   --------------                     --------------
                                                 (13,031)            -                               (13,031)

                                         ----------------   --------------                     --------------

Net (loss)                               $      (304,735)   $        -                         $    (304,735)
                                         ================   ==============                     ==============


Basic and diluted loss per common sha$e  $         (0.05)                                      $       (0.01)
                                         ================                                      ==============

Weighted average number of common
shares outstanding and proforma                6,234,770                                          25,376,356
                                         ================                                      ==============



                          NOTES TO UNAUDITED PRO FORMA
                 CONDENSED COMBINED CONSOLIDATED FINANCIAL DATA
          OF RIVER CAPITAL GROUP, INC., (A DEVELOPMENT STAGE COMPANY),
       AND RIVER CAPITAL HOLDINGS LIMITED, (A DEVELOPMENT STAGE COMPANY)


Note 1. Basis of presentation

      On December 30, 2005, River Capital Group, Inc.,(a development stage company), a Delaware corporation ("River Group") and River Capital Holdings Limited, (a development stage company), a Barbados corporation ("River Holdings") reached a share exchange agreement pursuant to which River Holdings transferred 100% of the capital stock of River Holdings in exchange for 19,135,820 shares of common stock, $0.001 par value per share, of River Group ("River Group Common Stock"). Due to the amount of shares issued, upon completion of the Share Exchange, River Holdings and its shareholders had voting control of River Group. The following unaudited pro forma condensed combined consolidated financial statements have been prepared to give effect to the completed acquisition.

      The following unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2005 and the unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2004 and the nine months ended September 30, 2005 are derived from the historical consolidated financial statements of River Capital Group, Inc. as of and for the nine months ended September 30, 2005 and for the year ended December 31, 2004. River Capital Holdings Limited was a dormant company and had no operations, assets, liabilities or stockholder's equity for the periods presented. The assumptions, estimates and adjustments herein have been made solely for purposes of developing these pro forma financial statements.

      The unaudited pro forma condensed combined consolidated balance sheet gives effect to the share exchange as if it had occurred on September 30, 2005 and combines the historical unaudited balance sheet of River Group at September 30, 2005 and the historical unaudited balance sheet of River Holdings at September 30, 2005. The unaudited pro forma condensed combined consolidated statements of operations for the nine months ended September 30, 2005 gives effect to the share exchange as if it had occurred on January 1, 2005. The unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2004 gives effect to the proposed share exchange as if it had occurred on January 1, 2004 and combines the historical results of River Group for the year ended December 31, 2004 and the historical results of River Holdings for the period October 6, 2004 (inception) through December 31, 2004.

      The unaudited pro forma condensed combined consolidated financial statements do not include any adjustments regarding liabilities incurred or cost savings achieved resulting from integration of the two companies, as management is in the process of assessing what, if any, future actions are necessary. However, additional liabilities ultimately may be recorded for other costs associated with removing redundant operations that could affect amounts in these pro forma condensed combined consolidated financial statements, and their effects may be material.

      The unaudited pro forma condensed combined consolidated financial statements should be read in conjunction with the historical audited consolidated financial statements and related notes of River Group, "Management's Discussions and Analysis or Plan of Operation" contained in River Group's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as well as the historical financial statements and related notes of River Holdings for the period October 6, 2004 (inception) through December 31, 2004, which are attached as Exhibit 99.1 to this Current Report on Form 8-K. The unaudited pro forma condensed combined consolidated financial statements are not intended to represent or be indicative of the consolidated results of operations or financial condition of River Group that would have been reported had the share exchange been completed as of the dates presented, and should not be construed as representative of the future consolidated results of operations or financial condition after the share exchange.

Note 2. Pro forma adjustments

Pro forma adjustments are necessary to adjust amounts to reflect the initial capitalization of River Capital Holdings Limited and the issuance of common shares pursuant to the Share Exchange Agreement.

The pro forma adjustments included in the unaudited pro forma condensed combined consolidated financial statements are as follows:

(a)  to account for the capitalization of River Capital
Holdings Limited
(b) to issue 19,135,820 common shares pursuant to the Share
Exchange Agreement



Note 3. Pro forma net loss per share

Pro forma net loss per share are based on the weighted average shares of River Capital Group Inc.'s common stock outstanding during the period giving effect to the shares issueable pursuant to the share exchange agreement. The weighted average number of shares does not include shares issueable pursuant to the convertible notes as their inclusion would be antidilutive.